                                                                     Exhibit 17

                            ORGANIZATIONAL CHART FOR
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

LEVEL ONE

John Hancock Mutual Life Insurance Company directly owns the following entities:

     Comox Timber Ltd. (Canada)
     Woodley Road Associates, Inc. (Delaware)
     WKTWE Corp. (Delaware) (23.8% of voting securities owned)
     John Hancock Receivables, Inc. (Massachusetts)
     Holmes Protection Group, Inc. (Delaware) (10.9% of voting securities owned) John Hancock Variable Life Insurance Company (Massachusetts)
     A.G. Ship Recovery Corp. (Delaware) (90% of voting securities owned)
     Sulza Food Corp. (Delaware) (24.5% of voting securities owned)
     John Hancock Subsidiaries, Inc. (Delaware)
     John Hancock Servicos Internacionais S/C Limitada (Brazil) (99.0% of quotas owned)
     John Hancock International Services, S.A. (Belgium) (99.9% of securities owned)
     70 Park Ave. Corp. (Delaware)
     John Hancock Canadian Holdings Limited (Canada)
     P.T. Asuransi Jiwa Bumiputera John Hancock (Indonesia) (80.0% of voting securities owned)
     John Hancock International Holdings, Inc. (Massachusetts)
     John Hancock International Services Pte. Ltd. (Singapore) (99.9% of voting securities owned)
     Concord Oil & Gas, Inc. (Delaware) (11.7% of voting securities owned)
     The Beard Company (Oklahoma) (11.4% of voting securities owned)
     IFP Holdings, Inc. (Illinois) (12.1% of voting securities owned) International Human Resources Development Corp. (Delaware) (24.7% of voting securities owned)
     Hotel Property Holdings, Inc. (Delaware) (35.4% of voting securities owned) Delta and Pine Land Company (Delaware) (13.2% of voting securities owned) HPW Holdings, Inc. (13.5% of voting securities owned)


LEVEL TWO

John Hancock Variable Life Insurance Company (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns the following entities:

     Holmes Protection Group, Inc. (Delaware) (1.8% of voting securities owned) John Hancock Mutual Life Insurance Company of America (Delaware)
     A.G. Ship Recovery Corp. (Delaware) (10% of voting securities owned)
     Sulza Food Corp. (Delaware) (0.4% of voting securities owned)



John Hancock Subsidiaries, Inc. (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns the following entities:

     Hancock Realty Investors Incorporated (Delaware)
     John Hancock Leasing Corp. (Delaware)
     John Hancock Property and Casualty Holding Co. (Delaware)
     John Hancock Asset Management (Massachusetts)
     John Hancock Realty Advisors, Inc. (Delaware)
     John Hancock HealthPlans, Inc. (Massachusetts)
     John Hancock Distributors, Inc. (Delaware)
     Professional Economic Services, Inc. (New York)
     First Signature Bank & Trust Co. (New Hampshire) (99.7% of voting securities owned)
     Profesco Corp. (New York)
     John Hancock Real Estate Finance, Inc. (Delaware)
     Hancock Association Services Group, Inc. (Washington)
     Hancock Venture Partners, Inc. (Delaware)
     JH Networking Insurance Agency, Inc. (Massachusetts)
     Cost Care, Inc. (Massachusetts)
     Tri-State Inc. (Delaware) (60% of voting securities owned)
     John Hancock Capital Corp. (Delaware)
     HealthPlan Management Services, Inc. (Massachusetts)
     John Hancock Realty Services Corp. (Delaware)



John Hancock Canadian Holdings Limited (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns the following entities:

     The Maritime Life Assurance Co. (Canada)
     CIFAS Investment Corporation (Canada)



P.T. Asuransi Jiwa Bumiputera John Hancock (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns P.T. Indras Insan Jaya Utama (Indonesia)

John Hancock International Holdings, Inc. (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns the following entities:

     John Hancock Life Insurance (Malaysia) Berhad (Malaysia)
     John Hancock Life Assurance Company Ltd. (Singapore) (32.3% of voting securities directly owned)
     The Interlife Assurance Public Co. Ltd. (Thailand) (24.9% of voting securities owned)



LEVEL THREE

Hancock Realty Investors Incorporated (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns John Hancock Property Investors Corp. (Delaware)



John Hancock Leasing Corp. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     JHFS One Corp. (Massachusetts)
     JHLC Two Corp. (New York)



John Hancock Property and Casualty Holding Co. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     Clarendon Asset Management Corp. (Delaware)
     John Hancock Management Co. (Delaware)
     Unigard Security Insurance Co. (Washington)
     John Hancock Insurance Co. of Bermuda, Ltd. (Bermuda)
     John Hancock Property and Casualty Ins. Co. (Delaware)



John Hancock Asset Management (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     Hancock Natural Resource Group, Inc. (Delaware)
     John Hancock Energy Resource Management, Inc. (Delaware)

     The Berkeley Financial Group (Massachusetts)
     Independence Investment Associates, Inc. (Delaware)
     JHM Capital Management Inc. (Delaware)



John Hancock Realty Advisors, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns John Hancock Realty Management, Ind. (Delaware)



John Hancock Realty Services Corp. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     JHRD 492 Corp. (Delaware)
     John Hancock Realty Funding, Inc. (Delaware)
     Marlborough Realty Development Corp. (Delaware)
     John Hancock Realty Equities, Inc. (Delaware)
     Exeter Realty Development Corp. (Delaware)



John Hancock HealthPlans, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     Dikewood Computer Corp. (New Mexico)
     H. D. Management Corp. (Georgia)



John Hancock Distributors, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns John Hancock Distributors Insurance Agency, Inc. (Massachusetts)

John Hancock Venture Partners, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     Hancock International Private Equity Management, Ltd. (England) (99.9% of
      voting securities owned)
     John Hancock Capital Growth Management, Inc. (Delaware)
     HVP-Russia, Inc. (Delaware)
     Hancock International Private Equity Partners (Asia) Limited (99.98% of voting securities owned)


John Hancock Networking Insurance Agency, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns Networking, Inc. (Tennessee).



Cost Care, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns 40% of the voting securities of Tri-State Inc. (Delaware)



LEVEL FOUR

John Hancock Natural Resources Group, Inc. (one of the wholly-owned subsidiaries of John Hancock Asset Management) directly owns John Hancock Timber Resources Corporation (Delaware)



John Hancock Energy Resources Management (one of the wholly-owned subsidiaries of John Hancock Asset Management) directly owns 51% of the voting securities of Energy Investors Management, Inc. (Delaware)

The Berkeley Financial Group (one of the wholly-owned subsidiaries of John Hancock Asset Management) directly owns the following entities:

     Sovereign Asset Management Corporation (Delaware)
     John Hancock Investors Services Corporation (Delaware)
     NM Capital Management, Inc. (New Mexico)
     John Hancock Advisers, Inc. (Delaware)



John Hancock Realty Equities, Inc. (one of the wholly-owned subsidiaries of John Hancock Realty Services Corp.) directly owns the following entities:

     John Hancock Income Fund II Assignor, Inc. (Delaware)
     John Hancock Income Fund III Assignor, Inc. (Delaware)



H.D. Management Corp. (one of the wholly-owned subsidiaries of John Hancock HealthPlans, Inc.) directly owns the following entities:

     Ameriplan Health Systems, Inc. (Georgia)
     Ameriplan Health Services, Ltd. (Georgia)
     Ameriplan of Georgia, Inc. (Georgia)

LEVEL FIVE

John Hancock Advisers, Inc. (one of the wholly-owned subsidiaries of The Berkeley Financial Group) directly owns the following entities:

     John Hancock Funds, Inc. (Delaware)
     John Hancock Advisers International, Ltd. (England) (99.9% of voting securities owned)
     Transamerica Fund Management Company (Delaware)
     Patriot Group, Inc. (Massachusetts)

LEVEL SIX

John Hancock Advisers International, Ltd. (one of the wholly-owned subsidiaries of John Hancock Advisers, Inc.) directly owns John Hancock Advisers International, (Ireland) Ltd. (Ireland)

Patriot Group, Inc. (one of the wholly-owned subsidiaries of John Hancock Advisers, Inc.) directly owns the following entities:

     Patriot Advisers, Inc. (Massachusetts)
     Patriot Distributors, Inc. (Massachusetts)



Transamerica Fund Management Company (one of the wholly-owned subsidiaries of John Hancock Advisers, Inc.) directly owns Transamerica Fund Distributors, Inc. (Maryland)